UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2017

ARC LOGISTICS PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36168	36-4767846
(Commission File Number)	(IRS Employer Identification No.)

725 Fifth Avenue, 19th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 993-1290

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 21, 2017, Arc Terminals Holdings LLC, as borrower, together with Arc Logistics Partners LP (the “Partnership”) and certain of its other subsidiaries, as guarantors, entered into the Sixth Amendment to the Second Amended and Restated Revolving Credit Agreement (the “Sixth Amendment,” and such credit agreement, the “Credit Agreement”). The Sixth Amendment principally modifies certain provisions of the Credit Agreement to (i) permit the Partnership to maintain a total leverage ratio of up to 5.00 to 1.00 through maturity (unless the Partnership receives the “Parent Termination Fee” under that certain Purchase Agreement and Plan of Merger entered into as of August 29, 2017 with Zenith Energy U.S., L.P. and the other parties thereto (the “Merger Agreement” and the merger related thereto, the “Merger”), then the maximum total leverage ratio permissible under the Credit Agreement shall be decreased to 4.75 to 1.00 through maturity), (ii) extend the maturity date of the Credit Agreement from November 12, 2018 to June 30, 2019 and (iii) permit fees and expenses paid by the Partnership in connection with the Merger (whether or not consummated) to be added back to the calculation of adjusted EBITDA in an aggregate amount not to exceed $3.5 million.

The foregoing description of the Sixth Amendment is not complete and is qualified in its entirety by reference to the full text of the Sixth Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Sixth Amendment to Second Amended and Restated Revolving Credit Agreement, dated as of November 21, 2017, by and among Arc Logistics Partners LP, Arc Logistics LLC, Arc Terminals Holdings LLC, as Borrower, Arc Terminals New York Holdings, LLC, Arc Terminals Mobile Holdings, LLC, Arc Terminals Mississippi Holdings LLC, Arc Terminals Colorado Holdings LLC and Arc Terminals Pennsylvania Holdings LLC, the Lenders party thereto and SunTrust Bank, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2017

ARC LOGISTICS PARTNERS LP

By:	Arc Logistics GP LLC, its general partner

By:	/s/ Vincent T. Cubbage
Name: Vincent T. Cubbage
Title: Chief Executive Officer

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